UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2007 Executive Annual Performance Bonus Plan (Amended and Restated as of April 19, 2017)

At the Annual Meeting of Shareholders of The Sherwin-Williams Company (“Sherwin-Williams”) held on April 19, 2017 (the “Annual Meeting”), Sherwin-Williams’ shareholders approved The Sherwin-Williams Company 2007 Executive Annual Performance Bonus Plan (Amended and Restated as of April 19, 2017) (the “Performance Plan”).

The Performance Plan is designed to provide performance-based annual cash compensation, including compensation that is deductible by Sherwin-Williams for federal income tax purposes under Section 162(m) of the Code and related regulations (“Section 162(m)”) to Sherwin-Williams’ executives and other key employees. The Performance Plan was amended principally to (a) expand the list of performance goals from which the Compensation and Management Development Committee of the Sherwin-Williams’ Board of Directors (the “Committee”) may select in granting awards that are intended to qualify as “performance-based compensation” under Section 162(m), including related adjustments, (b) increase the maximum amount that may be paid to any participant under the Performance Plan per year from $5,000,000 to $7,500,000, (c) expand Sherwin-Williams’ ability to “clawback” or recoup previously granted awards and require participants to acknowledge that they will cooperate with Sherwin-Williams in connection with the recoupment of such awards, (d) broaden the Committee’s authority to impose additional restrictions and adjust awards in connection with determining award payouts, unless not permitted by Section 162(m), and (e) make certain other conforming and non-substantive changes.

It is not possible to determine the specific amounts that may be awarded or payable under the Performance Plan after the Annual Meeting because the grant and payment of awards are subject to the discretion of the Committee.

The summary of the Performance Plan is qualified in its entirety by reference to the full text of the Performance Plan, which is attached as Appendix B to Sherwin-Williams’ definitive proxy statement for the Annual Meeting filed on March 6, 2017 (the “Proxy Statement”), filed as Exhibit 10.2 to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 (the “Form 10-Q”), and incorporated herein by reference.

2006 Equity and Performance Incentive Plan (Amended and Restated as of April 19, 2017)

At the Annual Meeting, Sherwin-Williams’ shareholders also approved The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 19, 2017) (the “Equity Plan”).

The Equity Plan is a long-term incentive plan pursuant to which awards may be granted to officers and other employees of Sherwin-Williams and its subsidiaries, including option rights, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance share units, performance units, and other awards. The Equity Plan was amended principally to (a) obtain the approval of Sherwin-Williams’ shareholders pursuant to the requirements of Section 162(m), including, without limitation, with respect to applicable performance goals, (b) increase the number of available shares under the Equity Plan by 4,500,000, (c) provide that each share relating to a full-value award will count as three shares against the Equity Plan’s pool of shares of common stock available for awards on or after the Annual Meeting, (d) include additional restrictions on share recycling to prohibit the adding back to the pool of shares under the Equity Plan those shares used in payment of the base price of stock appreciation rights (“SARs”), (e) include a new minimum one-year vesting schedule for stock options and SARs, (f) provide for no payment of dividends or dividend equivalents relating to the grant of restricted stock or restricted stock units unless and until the applicable restricted period has lapsed or the performance measures relating to such awards have been achieved, (g) eliminate retirement as a basis for the acceleration of vesting of awards, (h) modify the “change of control” definition to require that a consummation of a liquidation or dissolution of Sherwin-Williams occur in order to trigger a “change of control” event, (i) expand Sherwin-Williams’ ability to “clawback” or recoup previously granted awards and require participants to acknowledge that they will cooperate with Sherwin-Williams in connection with the recoupment of such awards, and (j) make certain other conforming and non-substantive changes.

It is not possible to determine the specific amounts and types of awards that may be granted under the Equity Plan after the Annual Meeting because the grant and payment of such awards will be subject to the discretion of the Committee.

The summary of the Equity Plan is qualified in its entirety by reference to the full text of the Equity Plan, which is attached as Appendix C to the Proxy Statement, filed as Exhibit 10.3 to the Form 10-Q, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. The shareholders fixed the number of directors of Sherwin-Williams’ Board of Directors (the “Board”) at 10 and elected the following 10 nominees as directors of Sherwin-Williams to serve until the next Annual Meeting of Shareholders and until their successors are elected. The voting results for the 10 nominees were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Arthur F. Anton	75,967,699	1,106,923	367,104	7,642,028
David F. Hodnik	76,262,368	803,127	376,246	7,642,013
Richard J. Kramer	76,746,128	301,594	394,019	7,642,013
Susan J. Kropf	75,841,411	1,195,270	405,045	7,642,028
John G. Morikis	74,081,280	2,700,237	660,224	7,642,013
Christine A. Poon	75,388,558	1,686,239	366,944	7,642,013
John M. Stropki	76,498,033	336,744	606,964	7,642,013
Michael H. Thaman	76,788,650	302,860	350,231	7,642,013
Matthew Thornton III	76,761,260	334,175	346,291	7,642,028
Steven H. Wunning	76,682,745	382,121	376,860	7,642,028

Proposal 2. The shareholders approved, on an advisory basis, the compensation of the named executives. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes

73,598,175	2,966,676	876,729	7,642,174

Proposal 3. The shareholders approved, on an advisory basis, the frequency of every year for the holding of the advisory vote on the compensation of the named executives. The voting results were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes

69,630,010	819,502	6,446,655	545,463	7,642,124

On April 19, 2017, following the Annual Meeting, the Board determined that the advisory vote on executive compensation would be held every year until the next vote on the frequency of such advisory vote.

Proposal 4. The shareholders approved The Sherwin-Williams Company 2007 Executive Annual Performance Bonus Plan (Amended and Restated as of April 19, 2017). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes

75,038,257	1,669,871	733,487	7,642,139

Proposal 5. The shareholders approved The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 19, 2017). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes

72,761,238	3,961,948	716,705	7,643,863

Proposal 6. The shareholders approved the ratification of the appointment of Ernst & Young LLP as Sherwin-Williams’ independent registered public accounting firm for 2017. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes

83,365,803	1,165,996	551,940	15

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

10(a)	The Sherwin-Williams Company 2007 Executive Annual Performance Bonus Plan (Amended and Restated as of April 19, 2017) filed as Exhibit 10.2 to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and incorporated herein by reference.

10(b)	The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 19, 2017) filed as Exhibit 10.3 to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

April 24, 2017	By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10(a)	The Sherwin-Williams Company 2007 Executive Annual Performance Bonus Plan (Amended and Restated as of April 19, 2017) filed as Exhibit 10.2 to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and incorporated herein by reference.

10(b)	The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 19, 2017) filed as Exhibit 10.3 to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and incorporated herein by reference.